                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                            (Amendment No. ______)

Filed by the registrant                          [X]
Filed by a Party other than the Registrant       [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-12

                           RELM WIRELESS CORPORATION
                (Name of Registrant as Specified in Its Charter)
              __________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                           RELM Wireless Corporation
                             7100 Technology Drive
                        West Melbourne, Florida  32904

                      2001 ANNUAL MEETING OF STOCKHOLDERS

                                April 30, 2001



Dear Stockholder:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of RELM Wireless Corporation which will be held at 10:00 a.m., Eastern Time, on Thursday, June 14, 2001, at the offices of RELM Wireless Corporation, 7100 Technology Drive, West Melbourne, Florida 32904.

     The matters to be presented at the meeting are described in the Notice of 2001 Annual Meeting of Stockholders and Proxy Statement which accompany this letter.

     We hope you will be able to attend the meeting, but, whatever your plans, we ask that you please complete, execute and date the enclosed proxy card and return it in the envelope provided so that your shares will be represented at the meeting.

     We look forward to seeing you at the meeting.

                                        Sincerely,

                                        /s/David P. Storey
                                        ------------------------------
                                        David P. Storey
                                        President and Chief Executive Officer

                           RELM WIRELESS CORPORATION
                             7100 Technology Drive
                        West Melbourne, Florida  32904

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON THURSDAY, JUNE 14, 2001

     The annual meeting of stockholders of RELM Wireless Corporation (the "Corporation") will be held at 10:00 a.m., Eastern Time, on Thursday, June 14, 2001, at the offices of the Corporation, 7100 Technology Drive, West Melbourne, Florida for the following purposes:

     . To elect seven (7) directors to hold office until the annual meeting of stockholders in 2002 and until their respective successors are duly elected and qualified;

     . To approve an amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.60 per share, from 10,000,000 shares to 20,000,000 shares;

     . To approve an amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares of preferred stock, par value $1.00 per share, from 20,000 shares to 1,000,000 shares;

     . To ratify the selection of Ernst & Young LLP as independent certified public accountants for the year ending December 31, 2001; and

     . To transact such other business properly brought before the stockholders at the meeting.

     This notice, together with the accompanying proxy statement and enclosed proxy card, will be mailed to stockholders on or about April 30, 2001.

     The board of directors has set the close of business on April 19, 2001 as the record date of the meeting. Stockholders of record at the close of business on April 19, 2001 will be entitled to notice of and to vote at the annual meeting or any adjournment or continuation of the meeting. Each share of common stock is entitled to one vote. The proxy card provided with the proxy statement indicates the number of shares of the Corporation's common stock that you own and are entitled to vote. A list of stockholders will be available for inspection at the meeting.

     All stockholders are cordially invited to attend the annual meeting.

                                   By Order of the Board of Directors,

                                   /s/William P. Kelly
                                   ------------------------------
                                   William P. Kelly, Secretary


West Melbourne, Florida
April 30, 2001

     Whether or not you expect to attend the annual meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to ensure representation of your shares. No postage need be affixed if the proxy is mailed in the United States.

                           RELM WIRELESS CORPORATION

           ________________________________________________________

                      2001 ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 14, 2001

           ________________________________________________________

                                PROXY STATEMENT

                             Dated APRIL 30, 2001

           ________________________________________________________

            General Information About The Annual Meeting And Voting

Why did you send me this proxy statement?

     We sent you this proxy statement and the enclosed proxy card because the Company's board of directors is soliciting your proxy to vote at the 2001 Annual Meeting of Stockholders. This proxy statement summarizes the information you need to know to vote at the annual meeting on June 14, 2001, and at any adjournment or postponement of the meeting, for the purposes indicated in the accompanying Notice of 2001 Annual Meeting of Stockholders. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     This proxy statement and the accompanying form of proxy will be mailed to stockholders on or about April 30, 2001. The annual report which accompanies the proxy materials is not to be regarded as proxy soliciting material.

Who can vote?

     You can vote your shares of common stock if our records show that you owned the shares at the close of business on April 19, 2001. A total of 5,346,174 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock you own. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

     Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote FOR each of the seven director nominees; FOR the approval of an amendment to RELM's Articles of Incorporation to increase the authorized shares of common stock; FOR the approval of an amendment to RELM's Articles of Incorporation to increase the authorized shares of preferred stock; FOR the ratification of Ernst & Young as independent certified public accountants; and FOR any other proposals to be considered at the annual meeting.

What if other matters come up at the annual meeting?

     The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

     Yes. At any time before the vote on a proposal, you can change your vote either by giving our corporate secretary a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date.

Can I vote in person at the annual meeting rather than by completing the proxy card?

     Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

     If your shares are held in the name of your broker or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

     We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

Who will count the votes?

     American Stock Transfer & Trust Company, RELM's transfer agent, will tabulate the returned proxy votes by mail and the independent inspector of the election will tabulate the votes at the meeting. The inspector of election will treat shares represented by properly signed and returned proxies that reflect abstentions from voting as shares that are present and entitled to vote for purposes of determining the presence of a quorum on all matters.

     If your shares are held in the name of a broker or nominee, and you do not tell the broker or nominee how to vote your shares (so-called "broker non-votes"), the nominee can vote them as it sees fit only on matters that are deemed to be routine, and not on any other proposal. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be voted on that matter. However, the inspector of election will treat "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Who pays for this proxy solicitation?

     We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We have retained William F. Doring & Co., Inc. to assist us in soliciting your proxy for a fee of approximately $3,000 plus reasonable out-of-pocket expenses. We may request persons holding shares in their names for others to forward soliciting materials to our principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

     None of the actions to be voted upon at the 2001 Annual Meeting of Stockholders shall create dissenters' rights under the General Corporation Law of the State of Nevada.

     You are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     At the annual meeting, seven nominees will be elected as directors. In accordance with our By-Laws, the board of directors has set the size of the board at seven directors. The directors elected will hold office until the next annual meeting of stockholders, and until their respective successors are duly elected and qualified.

     Nominations. At the annual meeting, we will nominate the persons named in this proxy statement as directors. Although we don't know of any reason why one of these nominees might not be able to serve, the board of directors will propose a substitute nominee if any nominee is not available for election. The proxies will then be voted for such other person as the board of directors may recommend, unless the board of directors reduces the number of directors. All of the nominees are currently members of the board of directors of RELM.

     General Information About the Nominees. Our board of directors is set at seven persons. Set forth below is certain information concerning the nominees for election as directors and as our executive officers. The ages listed for the nominees are as of March 31, 2001.

Directors Whose Terms Expire at the 2001 Annual Meeting:

Name                                    Age  Position
------------------------------------    ---  ---------------------------
David P. Storey                         48   President, Chief Executive
                                              Officer, Director
Donald F. U. Goebert                    64   Chairman of the Board
Robert L. MacDonald (1)                 73   Director
Ralph R. Whitney Jr. (1)                66   Director
James C. Gale (1)(2)                    51   Director
George N. Benjamin, III (1)(2)(3)       63   Director
Buck Scott (3)                          71   Director

_____________
(1)  Member of the Audit Committee.

(2)  Member of the Compensation Committee.

(3) On June 5, 2000, George N. Benjamin, III was elected as Chairman of the Audit Committee, as successor to Buck Scott, who resigned from the Audit Committee on the same date.

     Each director holds his office until the next annual meeting of stockholders unless he resigns or is removed or disqualified. Officers are elected by the board of directors and any number of offices may be held by the same person.

     The business experience of our executive officers and directors is set forth below:

     DAVID P. STOREY has been our President and Chief Executive Officer and a director since July 12, 2000, and was our Executive Vice President and Chief Operating Officer from June 1998 to July 11, 2000. From January 1994 to June 1998, he was Senior Vice President of Manufacturing of Antec Corp. (communications electronics).

     WILLIAM P. KELLY has been our Vice President - Finance and Chief Financial Officer and Secretary since July 1997. From October 1995 to June 1997, he was Vice President - Finance and Chief Financial Officer of our subsidiary, RELM Communications, Inc. From January 1993 to October 1995, he was the Financial Director of Harris Corp. Semiconductor Sector (semiconductor manufacturer).

     DONALD F. U. GOEBERT has been our Chairman of the Board (and a director of our predecessor) since March 1968. He was the President of our predecessor from March 1968 to October

1988, and our President and Chief Executive Officer from April 1993 to December 1997. He has been President of Chester County Fund, Inc. since 1968. Mr. Goebert is a director of Investors Insurance Group, Inc.

     BUCK SCOTT has been a director (and a director of our predecessor) since 1980. Mr. Scott has been a private investor since January 1995. Mr. Scott was the President of Electrical Energy Enterprises, Inc. from 1991 through 1994.

     ROBERT L. MACDONALD has been a director since February 1991. He is retired. From 1953 to 1993, he was a director of Financial Aid Wharton Graduate Division and Lecturer in Management, Wharton School, University of Pennsylvania.

     RALPH R. WHITNEY JR. has been a director since January 1992. Since January 1971, Mr. Whitney has been the President and Chief Executive Officer of Hammond Kennedy Whitney & Co., Inc. (private investor). Mr. Whitney is a director of IFR Systems, Inc., Excel Industries, Inc., Baldwin Technology Co., Inc., Control Devices, Inc., and Selas Corp. of America.

     JAMES C. GALE has been a director since October 1993. Since September 1998, Mr. Gale has been a managing director of Sanders Morris Harris, Inc. From 1991 to 1998, Mr. Gale was the Managing Director of Gruntal & Co., LLC (investment banking and management). Mr. Gale is a director of Latshaw Enterprises, Inc., and Premier Research Worldwide Ltd., and Amarin Corporation plc.

     GEORGE N. BENJAMIN, III has been a director since January 1996. He has been the President and CEO of Keystone Networks, Inc. (an optical network developer) since November, 1999, and was the President and CEO of BICC Cables Corp., N.A. from August 1998 through June 1999. He has been the President of BICC Brand-Rex Co. and Vice President, BICC Cables Corp. since June 1997; Management Consultant and Partner in Trig Systems, LLC since July 1987; President and CEO of Tie Communications, Inc. from April 1992 to November 1995; and Group Vice President of The Marmon Group, Inc. prior to April 1992.

     Vote Required. Under the Nevada General Corporation Law, directors are elected by the affirmative vote of a plurality of the votes cast for the respective nominees. Proxies that are marked "Withhold Authority" and broker non-votes, if any, will not affect the outcome of the election of directors.

           THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
                       "FOR" ALL NOMINEES FOR DIRECTOR.

     Meetings of the Board of Directors. The board of directors held 5 meetings in 2000 and each of the directors attended at least 75 percent of the aggregate number of meetings of the board of directors and committees (if any) on which he served.

     Committees of the Board of Directors. The board of directors has an Audit Committee and a Compensation Committee. The board of directors does not have a committee whose functions include nominating directors and does not have an executive committee. The following chart describes the function and membership of each committee and the number of times it met in 2000.

                          Audit Committee - 1 Meeting

Function                                                      Members
----------------------------------------------------------    -------------------------------------
 . Recommends independent auditors                             Robert L. MacDonald
 . Reviews internal financial information                      Ralph R. Whitney Jr.
 . Reviews report of audit and management letter               James C. Gale
 . Participates in the determination of the adequacy of        George N. Benjamin, III
  the internal accounting control                             (Chair)(1)
 . Reviews the results of audits with the independent          Buck Scott (1)
  auditors
 . Oversees quarterly and yearly reporting
 . Responsible for policies, procedures and other
  matters relating to business integrity, ethics and
  conflicts of interests

_____________
(1) On June 5, 2000, George N. Benjamin, III was elected to serve as chairman of the Audit Committee, as successor to Buck Scott, who resigned from the Audit Committee on the same date.



                            Compensation Committee

Function                                                      Members
----------------------------------------------------------    -------------------------------------
 . Reviews and approves compensation and benefit programs      James C. Gale
 . Establishes and approves compensation of officers and       George N. Benjamin, III (Chair)
  management employees
 . Adapts and administers stock option plans


                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements in the annual report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee by SAS 61

(codification on Statements on Auditing Standards, AU 380). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, and the Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board No. 1 and has considered the compatibility of nonaudit services with the auditors' independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held one meeting during fiscal year 2000.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the board of directors (and the Board has approved) that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors for the year ending December 31, 2001.


                                        AUDIT COMMITTEE

                                        George N. Benjamin  (Chair)
                                        James C. Gale
                                        Robert L. MacDonald
                                        Ralph R. Whitney Jr.



Directors' Compensation

     During 2000, we paid to each of our non-employee directors meeting fees of $1,000 for attendance at each board meeting and $500 for attendance at each meeting of any committee of the board of directors which was not held in conjunction with a meeting of the board of directors. Pursuant to the 1996 Non-Employee Director Stock Option Plan, non-employee directors received stock options in lieu of a quarterly cash retainer as compensation for services as directors. Also, pursuant to the terms of the plan, a grant of a stock option for 5,000 shares is made to each non-employee director on the date of each annual meeting of stockholders at which that person is elected or reelected as a director. These options have an exercise price equal to the fair market value of our common stock on the date of grant, become fully exercisable eleven months after the date of grant or, if earlier, upon a change of control as defined in the plan, and expire five years from the date of grant or earlier in the event service as a director ceases. Options were granted to our non-employee directors on June 22, 2000 at an exercise price of $2.625 per share. During 2000, we paid $50,000 to our Chairman of the Board for his services.

                                 KEY EMPLOYEES

     Our other key employees and their biographies are as follows:

     THOMAS L. MORROW, age 49, has been our Senior Vice President of Sales and Marketing since January 2, 2001. From December 1999 to December 2000, he was our Senior Vice President and Director - Government and Public Safety Sales and Marketing. From 1997 to December 1999, he was the owner of Tomorrow Sales and Marketing Alternatives. From 1996 to 1997, he was Vice President World Wide Systems at E.F. Johnson Company. From 1995 to 1996, he was Senior Vice President North America Operations at Stanilite Pacific, LTD. From 1993 to 1995, he was Territory Manager at Motorola, Inc.

     HAROLD B. COOK, age 55, has been our Vice President of Operations since July 2000. From April 1997 to June 2000, he was the Director of Manufacturing. Prior to joining RELM, he held the position of Director of Manufacturing Operations with Computer Products Inc., Fujitsu America, Inc., and Ampro Corporation. He also held operations management positions at Storage Technology Corp. and Harris Corp.


      SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, NOMINEES,
                            AND EXECUTIVE OFFICERS


     The table below shows, as of March 31, 2001, the number of shares of common stock beneficially owned by:

          . each person whom we know beneficially owns more than 5% of the common stock,

          . each director and nominee for director,

          . each executive officer included in the Summary Compensation Table, and

          . all executive officers and directors as a group.

                                                                 Shares of Common Stock
                                                                 Beneficially Owned(1)
                                                                 ---------------------
Name of Beneficial Owner                           Number of Shares                    Percent of Class
------------------------                           ----------------                    ----------------
Dimensional Fund Advisors Inc.                         301,733(2)                             5.7%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
Special Situations Private Equity                      523,077(3)                             7.9%
 Fund, L.P., MG Advisers L.L.C.,
 Austin W. Marxe, and David Greenhouse
153 East 53 Street, New York, NY  10022
Bruce Galloway                                         306,900(4)                             5.8%
1325 Avenue of the Americas
26th Floor
New York, NY  10019
Donald F.U. Goebert                                 1,411,412(5)(6)                          26.4%
400 Willowbrook Lane
West Chester, PA 19382
Richard K. Laird                                        25,385(7)                              *
Ralph R. Whitney, Jr.                                   45,469(8)                              *
Buck Scott                                              50,000(8)                              *
James C. Gale                                           35,000(8)                              *
George N. Benjamin, III                                 18,100(8)                              *
Robert L. MacDonald                                     15,000(8)                              *
David P. Storey                                       141,250(8)(9)                           2.6%
William P. Kelly                                        68,750(8)                             1.3%
All executive officers and directors               1,810,366(5)(6)(10)                       32.1%
 as a group (9 persons)

_____________________________
* Less than 1%

(1) Based upon 5,346,174 outstanding shares as of March 31, 2001, and, with respect to each holder of options exercisable, or notes convertible, within 60 days of March 31, 2001, the shares issuable under such instruments.

(2) As disclosed in the Schedule 13G filed by Dimensional Fund Advisors Inc. ("Dimensional") dated February 2, 2001, Dimensional has sole voting power and sole investment power with respect to all of the reported shares. All of the reported shares are owned by advisory clients of Dimensional, and Dimensional disclaims beneficial ownership of the reported shares.

(3) Special Situations Private Equity Fund, L.P. ("SSPEF"), and MG Advisers L.L.C. ("MG"), its general partner, are deemed to have sole power to vote or to direct the vote and to dispose or to direct the disposition of 523,077 shares. These shares are issuable upon conversion of $1,700,000 principal amount of 8% Convertible Subordinated Promissory Notes due December 31, 2004, at an exercise price of $3.25. Austin W. Marxe ("Marxe") and David Greenhouse ("Greenhouse") are deemed to have shared power to vote or dispose of the shares by virtue of being executive officers of MG. A
     Schedule 13G filed by SSPEF, MG, Marxe and Greenhouse with the Securities and Exchange Commission on April 11, 2000 is the source of this information. These shares are issuable upon conversion of $1,700,000 principal amount of convertible subordinated promissory notes.

(4) As disclosed in the Schedule 13G filed by Bruce Galloway ("Galloway") filed on January 18, 2001. Galloway has sole voting and investment power with respect to all of the reported shares.

(5) Includes 90,942 shares owned by Chester County Fund, Inc., the majority stockholder of which is Mr. Goebert, and 60,000 shares owned by a partnership controlled by Mr. Goebert.

(6) Includes 23,366 shares held in a custodial account for RELM's Employee Stock Purchase Program, of which Mr. Goebert is a custodian, and 789 shares held in a Trust under RELM's 401(k) plan, of which Mr. Goebert is a Trustee.

(7) Includes 15,385 shares of RELM common stock issuable upon conversion of $50,000 principal amount of convertible subordinated promissory notes which are beneficially owned by Mr. Laird. Mr. Laird resigned as President and Chief Executive Officer on July 12, 2000.

(8) Share ownership of the following persons includes shares subject to immediately exercisable options or options exercisable within 60 days of March 31, 2001, as follows: for Mr. Whitney -15,000 shares; for Mr. Scott - 15,000 shares; for Mr. Gale -15,000 shares; for Mr. Benjamin -15,000 shares; for Mr. MacDonald -15,000 shares; for Mr. Storey -141,250 shares; and for Mr. Kelly -68,750 shares.

(9)  Mr. Storey became President and Chief Executive Officer on July 12, 2000.

(10) Includes an aggregate of 285,000 shares subject to immediately exercisable options or options exercisable within 60 days of March 31, 2001 held by executive officers and directors as a group.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our directors and executive officers, and certain persons or entities who own more than ten percent of our common stock, must file reports with the Securities and Exchange Commission and The Nasdaq Stock Market indicating the number of shares of our common stock they beneficially own and any changes in their beneficial ownership. Copies of these reports must be provided to us. Based on our review of these reports and written representations from the persons required to file them, we believe each of our directors and executive officers timely filed all the required reports during fiscal year ended December 31, 2000.

Compensation of Management

The following table sets forth the annual and long term compensation during each of the last three years paid by us to Messrs. Laird, Storey and Kelly, who served as our President and Chief Executive Officer, Executive Vice President and Chief Operating Officer, and Vice President - Finance and Chief Financial Officer and Secretary, respectively, during 2000 (each a "Named Officer" and collectively the "Named Officers"). No other executive officer was paid salary and bonus compensation by us which exceeded $100,000 during 2000.

                          Summary Compensation Table

                                                                                     Long-Term Compensation
                                                                                     -----------------------
                                                  Annual Compensation                         Awards
                                                  -------------------                         ------
    Name and                                                     Other Annual        Securities     All Other
    --------                            Salary         Bonus     Compensation        Underlying    Compensation
Principal Position        Year           ($)            ($)         ($)(1)           Options(#)       ($)(2)
------------------        ----           ---            ---         ------           -----------      ------
David P. Storey           2000        193,223         20,833           -                55,000         3,000
President and             1999        227,770              -           -               145,000         1,957
Chief Executive           1998         98,904              -           -               100,000             -
 Officer (4)

Richard K. Laird          2000        111,697              -           -                     -         2,792
Former President          1999        200,000              -           -               150,000         5,000
 and Chief                1998        232,692              -           -               100,000         2,500
 Executive
 Officer(3)

William P. Kelly          2000        119,824         20,833           -                50,000         3,000
Vice President -          1999        117,200              -           -                75,000         3,000
Finance and Chief         1998        115,535              -           -                     -         3,000
 Financial Officer
 and Secretary

____________________
(1) The Named Officers did not receive any other annual compensation not categorized as salary or bonus except for perquisites and other personal benefits which in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such Named Officer.

(2)  The amounts shown include employer contributions to RELM's 401(k) plan.

(3) Mr. Laird was granted options under our 1997 Stock Option Plan for the purchase of 100,000 shares of common stock upon the commencement of his employment and was granted options for additional increments of 50,000 shares six months, twelve months, eighteen months and twenty-four months thereafter. Mr. Laird resigned from the position of President and Chief Executive Officer on July 12, 2000. As a result of his resignation, all of Mr. Laird's options have expired.

(4) Mr. Storey assumed the position of President and Chief Executive Officer on July 12, 2000.

Stock Option Grants

     The following table contains information concerning the grant of stock options under our 1997 Stock Option Plan to the Named Officers during 2000. In addition, the table shows the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

                             Option Grants in 2000
                               Individual Grants

                                                                                                     Potential Realizable
                                                                                                     --------------------
                                                                                                       Value at Assumed
                                                                                                       -----------------
                              Number of                                                               Annual Rates of Stock
                              ---------                                                               ---------------------
                              Securities          Percent of                                         Price Appreciation for
                              ----------          ----------                                         ----------------------
                          Underlying Options    Total Options         Exercise or                       Option Term (3)
                          ------------------    -------------         ----------                        ---------------
Name                         Granted            to Employees          Base Price       Expiration
----                         -------            -----------           ----------       ----------
                             (#) (1)              in 2000              ($/Sh)           Date (2)        5%($)       10%($)
                             -------              -------              ------           --------        -----       ------

David P. Storey(4)           55,000                11.0%               $1.00            11/18/10          $0        $3,300

William P. Kelly             50,000                10.0%               $1.00            11/18/10          $0        $3,000

___________________
(1)  All options granted in 2000 are incentive stock options ("ISOs") under
     (S)422 of the Internal Revenue Code of 1986, as amended. The options are exercisable as of the date of grant. The options were granted at fair market value on the date of the grant.

(2) The term of the options is ten (10) years from the date of grant unless terminated earlier due to termination of employment, disability or death.

(3) The potential realizable value of the options granted in 2000 was calculated by multiplying those options by the excess of (a) the assumed market value of common stock, if the market value of common stock were to increase 5% or 10% in each year of the options' 10-year term over (b) the base price shown. This calculation does not take into account any taxes or other expenses which might be owed. The 5% and 10% appreciation rates are set forth in the Securities and Exchange Commission rules and no representation is made that the common stock will appreciate at these assumed rates or at all.

(4)  Mr. Storey became President and Chief Executive Officer on July 12, 2000.

     We do not currently have (and have not previously had) any plan pursuant to which any stock appreciation rights ("SARs") may be granted.

Stock Option Exercises and Holdings

     The following table sets forth information relating to options exercised during 2000 by each of the Named Officers and the number and value of options held on December 31, 2000 by each of them.

       Aggregate Option Exercises in Fiscal Year Ended December 31, 2000
                       and Fiscal Year-End Option Values


                          Shares                    Number of Securities Underlying         Value of Unexercised
                       Acquired on       Value                Unexercised                 In-the-Money Options at
        Name           Exercise (#)   Realized ($)    Options at Dec. 31, 2000 (#)          Dec. 31, 2000 ($)(1)
--------------------   ------------   ------------  -------------------------------   -------------------------------
                                                     Exercisable     Unexercisable     Exercisable     Unexercisable
                                                    --------------  ---------------   --------------  ---------------
David P. Storey                   0             0          141,250          158,750                0                0
William P. Kelly                  0             0           71,250           56,250                0                0

__________________
(1) Total value of unexercised options is based upon the difference between the last sales price of our common stock on the Nasdaq National Market System on December 29, 2000, which was $0.406 per share, and the exercise price of the options, multiplied by the number of option shares.


            EMPLOYMENT AGREEMENT AND CHANGE IN CONTROL ARRANGEMENTS

     We have entered into Post-Termination Benefits Agreements (the "Agreements") dated effective as of October 1, 2000 with David P. Storey and William P. Kelly, our key executives (each, an "Executive"). The Agreements provide an incentive for the Executives to remain in the employ of Relm should a merger, sale, change in control or other transaction (a "Transaction") occur by providing severance compensation if the Executives are terminated within six months following such a Transaction. If an Executive is terminated within the six month period, the Executive will be entitled to receive compensation equal to such Executive's annual compensation, payable in one lump sum within five business days after the date of termination. In addition, all stock options granted under the 1997 Stock Option Plan shall vest as of the closing date of a Transaction. The Agreements also subject the Executives to general confidentiality and non-disparagement provisions as well as non-competition and non-solicitation provisions for one year following termination. Unless we provide written notice to the Executives, the Agreements will terminate on October 1, 2001, if no Transaction has occurred.

                       REPORT OF COMPENSATION COMMITTEE

General Philosophy on Executive Compensation

The Company's compensation program for the Named Officers, as well as for its other executive officers, is administered by the board of directors with the advice and counsel of the Compensation Committee of the Board. The members of the Compensation Committee provide such advice and counsel through their participation as directors in meetings of the Board and as members of the Compensation Committee in separate meetings of the Compensation Committee. During 2000, the Compensation Committee consisted of two outside directors, George N. Benjamin, III, Chairman and James C. Gale, whom are nominees for reelection as directors. The Compensation Committee did not hold any separate meetings during 2000.

The Company's officer compensation is composed of base salary, incentive compensation in the form of an annual cash bonus and discretionary long-term incentive compensation in the form of stock options. Each officer is also a participant in medical and life insurance, a non-contributory 401(k) and other plans which are generally made available to employees of the Company or of the business units managed by such officer.

The Compensation Committee and the board of directors strive to offer to the Company's officers a compensation package consisting of base salary and incentive compensation which will attract, retain, motivate, and reward talented executives. To achieve their objectives, the Compensation Committee and the board evaluate the performance of the Company's officers and consider data on other companies in its industry which are comparable in size, location and financial performance. The Compensation Committee and the Board intend to base a significant portion of the compensation of senior executives upon the Company's financial success so that the Company's officers are rewarded on the same basis as the Company's stockholders.

Consistent with the compensation objectives of the Compensation Committee and the Board, the use of stock options has been a material part of the compensation package for the Company's President and Chief Executive Officer. The compensation package agreed upon for the employment of Mr. Storey as President and Chief Executive Officer included, in addition to his salary, the grant to him, upon taking office as President and Chief Executive Officer, of an option under the Company's 1997 Stock Option Plan for the purchase of up to 55,000 shares of our common stock. Such options vested 100% on the date of grant. Stock options, constituting a less material element of overall compensation, have also been granted to William P. Kelly, and to other key employees of RELM and its subsidiaries.

The compensation package for Thomas L. Morrow, Senior Vice President of Sales and Marketing included, in addition to his salary, grants upon commencement of employment of options to purchase up to 50,000 shares of our common stock. These options vest and become exercisable during the term of employment at a rate of 25% on each of the first, second, third and fourth anniversaries of the grant date. Upon his promotion to his present position, Mr. Morrow received an additional grant to purchase up to 50,000 shares of our common stock. One half of these options vested on the date of grant. The remaining half vest in equal increments on the first, second, and third anniversary of the date of grant.

From time to time, the Board, upon the recommendation of the Compensation Committee, implements bonus plans or grants discretionary bonus payments to its executive and other officers based upon performance criteria and the results of the Company's operations. It is the continuing philosophy of the Compensation Committee to include corporate goals, stock price, and financial results measured by return on stockholder equity as determinants of total executive compensation. No bonuses were paid to executive or other officers in 2000.

Compliance with Internal Revenue Code Section 162(m)

The Internal Revenue Code of 1986, as amended, provides that publicly-held corporations may not deduct, for federal income tax purposes, non-performance based compensation for its chief executive officer and certain other executive officers to the extent that such compensation exceeds $1,000,000 for the executive. The Compensation Committee and the board intend to take such actions as are appropriate to qualify compensation paid to executives for deductibility under these recent amendments. In this regard, base salary and bonus levels are expected to remain well below the $1,000,000 limitation in the foreseeable future. Options granted under the Company's stock option plans are designed to constitute performance-based compensation, which would not be included in calculating compensation for purposes of the $1,000,000 limitation.

Compensation of Chief Executive Officer

As President and Chief Executive Officer, Mr. Storey's annual salary is
$203,000.   In addition, he has received grants of options to purchase 55,000 shares of our common stock,  see "Stock Option Grants."


                                    COMPENSATION COMMITTEE

                                    George N. Benjamin, III (Chair)
                                    James C. Gale

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2000, the Compensation Committee of our board of directors was composed of independent, outside directors, Messrs. Gale and Benjamin (Chairman). As noted above, our compensation program for our executives is administered by the board of directors with the advice and counsel of the Compensation Committee. As a result, during 2000, Messrs. Laird and Storey provided input to the deliberations by the Compensation Committee and the Board concerning executive compensation. Neither Mr. Storey nor Mr. Laird voted as a member of the Board in any Board action which affected such person's own compensation.

     Neither of the Compensation Committee members is or has been an officer or employee of us or any of our subsidiaries. In addition, neither Gale nor Benjamin has, or has had, any relationship with us which is required to be disclosed in this proxy statement. No RELM executive officer currently serves on the compensation committee or any similar committee of another public company.


                            STOCK PERFORMANCE GRAPH

Common Stock Performance

The graph below compares the five-year cumulative total stockholder return on our stock with the five-year cumulative total return of the Nasdaq Stock Index, U.S. ("Nasdaq") and the Nasdaq non-financial stocks index ("Composite"). The comparison covers the five years ended December 31, 2000 and is based on an assumed $100 investment on December 31, 1995.

In the printed document, there is a line chart representing the following:


                        NASDAQ             NASDAQ NFS               RELM
                                           COMPOSITE
---------------------------------------------------------------------------
12/31/1995                  100                    100                  100
12/31/1996             123.0274            121.4688409          79.41176471
12/31/1997             150.6825            142.1882732          177.9529412
12/31/1998             212.4585            208.6796965          36.02352941
12/31/1999             394.8208            409.1207606          73.52941176
12/31/2000              237.368            238.4083362          9.552941176
---------------------------------------------------------------------------

              PROPOSAL 2:  AMENDMENT TO ARTICLES OF INCORPORATION
                      TO INCREASE AUTHORIZED COMMON STOCK

     At a meeting of RELM's board of directors on April 12, 2001, the board proposed an amendment to Article Five of our Articles of Incorporation pursuant to which the number of shares of our common stock we are authorized to issue would increase from ten million (10,000,000) shares to twenty million (20,000,000) shares. At the meeting, the board of directors directed that the proposed amendment be submitted to a vote of the stockholders at the annual meeting for their approval and adoption. The board had submitted this amendment (together with the amendment set forth in Proposal 3) to our stockholders for approval at RELM's 2000 Annual Meeting of Stockholders and the vote required to approve the amendment was not obtained. In Proposal 2 and 3, the board of directors is once again asking our stockholders to approve the amendments as required by the Nevada General Corporation Law.

     Reasons for the Proposed Increase in Authorized Common Stock. Of the 10,000,000 currently authorized shares of our common stock, 5,346,174 shares were issued and outstanding as of March 31, 2001. As of March 31, 2001, an aggregate of 3,275,153 shares of common stock had been reserved for issuance as follows: (i) an aggregate of 1,000,000 shares of common stock issuable upon conversion of our 8% Convertible Subordinated Promissory Notes due December 31, 2004, (ii) an aggregate of 466,153 shares of common stock issuable in connection with outstanding warrants to purchase shares of common stock, (iii) an aggregate of approximately 109,000 shares of common stock issuable upon conversion of our subordinated exchangeable promissory note, (iv) an aggregate of approximately 200,000 shares of common stock issuable in connection with options granted or to be granted under the 1996 Stock Option Plan for Non-employee Directors, and (v) an aggregate of approximately 1,500,000 shares of common stock issuable in connection with options granted or to be granted under of the 1997 Stock Option Plan, as amended. Therefore, as of March 31, 2001, approximately 1,378,673 unreserved shares of our common stock were available for issuance.

     RELM has no agreements, understandings or plans for the issuance or use of the existing authorized shares of common stock or for the additional shares of common stock to be authorized by this proposed amendment. However, the board of directors believes that the current number of authorized and unreserved shares of common stock are insufficient to meet RELM's future needs.

      In addition, our board of directors believes that it is in RELM's best interests that RELM have the flexibility to issue substantial numbers of additional shares of common stock as needs arise, and as market conditions become favorable, without further stockholder action unless required by applicable law, regulation, listing requirements or our Articles of Incorporation. The availability of additional shares will enhance RELM's flexibility in connection with future actions, such as corporate mergers, acquisitions of businesses, property or securities financings, issuance of stock options, and other corporate purposes. The board of directors will determine whether, when, and on what terms the issuance of shares of common stock may be appropriate in connection with any of the foregoing purposes, without the possible expense and delay of a special meeting of stockholders.

      Other Considerations. If this Proposal 2 is approved, the board of directors does not intend to seek further stockholder approval prior to the issuance of any additional shares of common stock in future transactions unless required by law, our Articles of Incorporation, the requirements of The Nasdaq Stock Market or other stock exchange on which our common stock is trading, or unless the board of directors of RELM deem it advisable to do so to qualify an employee benefit plan or stock option plan. Further, the board of directors does not intend to issue any shares of common stock to be authorized under this proposal except upon the terms the board of directors deems to be in the best interests of RELM and its stockholders.

     The issuance of additional shares of common stock may, depending on the timing and circumstances, dilute earnings per share and book value per share as well as have a dilutive effect on stockholder's equity and voting rights.

     The issuance of additional shares, or the perception that additional shares may be issued, may also adversely effect the market price of the common stock. The board of directors of RELM cannot predict what effect, if any, the proposed increase in authorized common stock will have on the market price of RELM's common stock. This amendment is being sought solely to enhance RELM's corporate finance flexibility. Holders of common stock have no preemptive rights.

     The availability for issuance, or the issuance, of additional shares of common stock also could, under certain circumstances, have the effect of rendering more difficult or discouraging an attempt by a third party to obtain control of RELM making it potentially less likely that our stockholders will obtain a change of control premium sometimes realized in connection with change of control transactions. For example, the issuance of shares of common stock (within the limits imposed by applicable law and the rules of any exchange upon which the common stock may be listed) in a public or private sale, merger or similar transaction would increase the number of our outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of us and increase the cost of such transaction. The issuance of additional shares of common stock could be used to render more difficult a merger or similar transaction even if it appears to be desirable to a majority of the stockholders.

     Management of RELM is not currently aware of any present efforts of any persons to obtain control of RELM, and the proposed increase in authorized shares of common stock is not intended to be an anti-takeover device.

     A copy of the amendment to our Articles of Incorporation proposed by Proposals 2 and 3 is attached hereto as Appendix 1.

     No Dissenter's Rights. Under the Nevada General Corporate Law, stockholders are not entitled to dissenter's rights of appraisal with respect to this Proposal 2 to increase the authorized common stock of RELM.

     Vote Required. Pursuant to the Nevada General Corporate Law, the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote is needed for approval of the increase set forth in Proposal 2. Abstentions and broker non-votes will be have the same effect as a vote against this Proposal 2.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
 VOTE "FOR" THIS PROPOSAL 2 TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE
                          THE AUTHORIZED COMMON STOCK

              PROPOSAL 3:  AMENDMENT TO ARTICLES OF INCORPORATION
                    TO INCREASE AUTHORIZED PREFERRED STOCK

     At a meeting of RELM's board of directors on April 12, 2001, the board proposed an amendment to Article Five of our Articles of Incorporation pursuant to which the number of shares of our preferred stock we are authorized to issue would increase from twenty thousand (20,000) shares to one million (1,000,000) shares. At the meeting, the board of directors directed that the proposed amendment be submitted to a vote of the stockholders at the annual meeting for their approval and adoption. The board had submitted this amendment (together with the amendment set forth in Proposal 2) to our stockholders for approval at RELM's 2000 Annual Meeting of Stockholders and the vote required to approve the amendment was not obtained. In Proposals 2 and 3, the board of directors is once again asking our stockholders to approve the amendments as required by the Nevada General Corporation Law.

     Reasons for the Proposed Increase in "Blank Check" Preferred Stock. Our Board of Directors proposes to amend our Articles of Incorporation to establish what is commonly known as "blank check" preferred stock, with a limitation of one million (1,000,000) authorized shares. Currently, there are no shares of our preferred stock issued and outstanding.

     This amendment is being sought because our board of directors believe that it is advisable and in the best interests of RELM to have available additional shares of preferred stock to provide RELM with greater flexibility in financing its continued operations and undertaking acquisitions. The Board believes that the additional blank check preferred stock will provide RELM with a capital structure better suited to meet RELM's short and long term capital needs. The additional shares of blank check preferred stock will permit RELM to negotiate the precise terms of an equity instrument by simply creating a new series of preferred stock without incurring the cost and delay in obtaining stockholder approval. This allows RELM to more effectively negotiate with, and satisfy the precise financial criteria of, any investor in a timely manner.

     Other Considerations. If this Proposal 3 is approved, the board of directors does not intend to seek further stockholder approval prior to the issuance of any additional shares of preferred stock in future transactions unless required by law, our Articles of Incorporation, the requirements of The Nasdaq Stock Market or other stock exchange on which we are trading our stock, or unless the board of directors of RELM deem it advisable to do so to qualify an employee benefit plan or stock option plan. Further, the board of directors does not intend to issue any shares of preferred stock to be authorized under this proposal except upon the terms the board of directors deems to be in the best interests of RELM and its stockholders.

     The issuance of shares of preferred stock may, depending on the timing and circumstances, dilute earnings per share and book value per share as well as have a dilutive effect on stockholder's equity and voting rights.

     This amendment is being sought solely to enhance RELM's corporate finance flexibility.

     The availability for issuance, or the issuance, of shares of preferred stock also could, under certain circumstances, have the effect of rendering more difficult or discouraging an attempt by a third party to obtain control of RELM making it potentially less likely that our stockholders will obtain a change of control premium sometimes realized in connection with change of control transactions.

     Management of RELM is not currently aware of any present efforts of any persons to obtain control of RELM, and the proposed increase in authorized shares of preferred stock is not intended to be an anti-takeover device.

     A copy of the amendment to our Articles of Incorporation proposed by Proposals 2 and 3 is attached hereto as Appendix 1.

     No Dissenter's Rights. Under the Nevada General Corporate Law, stockholders are not entitled to dissenter's rights of appraisal with respect to this Proposal 3 to increase the authorized preferred stock of RELM.

     Vote Required. Pursuant to the Nevada General Corporate Law, the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote is needed for approval of the increase of preferred stock set forth in Proposal 3. Abstentions and broker non-votes will be have the same effect as a vote against this Proposal 3.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
 VOTE "FOR" THIS PROPOSAL 3 TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE
                        THE AUTHORIZED PREFERRED STOCK

       PROPOSAL 4:  RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
                  AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Aggregate audit fees billed to the Company for the fiscal year ending December 2000 by the Company's principal accounting firm, Ernst & Young LLP ("Ernst & Young") were $136,788.

     The firm of Ernst & Young has served as independent auditors for the Company's 1999 and 2000 fiscal years and, upon the recommendation of the Audit Committee and has been engaged by the board of directors as independent auditors for the Company's year ending December 31, 2001. Representatives of Ernst & Young are expected to be present at the annual meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Vote Required.  Pursuant to the Nevada General Corporation law, Proposal
4 will be approved if the number of votes cast in favor of the Proposal exceeds the number of votes cast against the Proposal. Abstentions and broker non-votes will have no effect on the outcome.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                          VOTE "FOR" THIS PROPOSAL 4.

                            REPORT TO STOCKHOLDERS

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AND ANY AMENDMENTS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO US AT 7100 TECHNOLOGY DRIVE, WEST MELBOURNE, FLORIDA, ATTENTION: WILLIAM P. KELLY, VICE PRESIDENT -- FINANCE.

                             STOCKHOLDER PROPOSALS

     A stockholder proposal submitted for inclusion in the proxy statement and form of proxy for our annual meeting of stockholders to be held in 2001 must be received by us before January 1, 2002. Notice of a stockholder's proposal submitted for consideration at the annual meeting of stockholders, which is not submitted for inclusion in our proxy statement, will be considered untimely on March 1, 2001, and the persons named in the proxies solicited for the 2002 Annual Meeting of Stockholders may exercise discretionary voting power with respect to any such proposal. Proposals or notices should be sent to our executive offices at 7100 Technology Drive, West Melbourne, Florida, Attention:
Corporate Secretary.

                                 OTHER MATTERS

     The board of directors does not intend to present, and has no knowledge that others will present, any other business at the annual meeting. If, however, any other matters are properly brought before the annual meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

     Kindly date, sign and return the enclosed proxy card.

                              By Order of the Board of Directors

                              /s/David P. Storey
                              --------------------------------------
                              David P. Storey
                              President and Chief Executive Officer

                                                                      APPENDIX 1

                           CERTIFICATE OF AMENDMENT

                                    TO THE

                           ARTICLES OF INCORPORATION

                                      OF

                           RELM WIRELESS CORPORATION


     RELM WIRELESS CORPORATION, a corporation organized and existing under the Nevada General Corporation Law (the "Corporation"), does hereby certify as follows:

     1. The Articles of Incorporation of the Corporation are hereby amended by deleting Article Fifth in its entirety and substituting the following in lieu thereof:

          FIFTH:

               The aggregate number of shares which the corporation shall have authority to issue is 20,000,000 shares of common stock, par value $0.60 per share, and 1,000,000 shares of preferred stock, par value $1.00 per share. Any and all shares of stock may be issued, reissued, transferred or granted by the board of directors, as the case may be, to persons, corporations, and associations, and for such lawful consideration, and on such terms, as the board of directors shall have the authority to issue pursuant to the Nevada Revised Statutes and the Bylaws of the corporation. The board of directors shall have the authority to set, by resolution, the particular designations, preferences and the relative, participating, optional, voting or other rights and qualifications, limitations or restrictions of any class of stock or any series of stock within any class of stock issued by this corporation.

               No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such rights and options may be granted by the board of directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the board of directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

     2. This amendment to the Articles of Incorporation was duly adopted in accordance with the provisions of Section 78.390 of the Nevada General Corporation Law.

     IN WITNESS  WHEREOF,  the Corporation has caused this  Certificate to be
signed  and  attested  by its  duly  authorized  officers,  this         day of
                                                                 -------
                , 2001.
----------------

                                         RELM WIRELESS CORPORATION


                                         By
                                           ------------------------------
                                         David P. Storey, President and
                                             Chief Executive Officer

ATTEST:


------------------------------
William P. Kelly,  Secretary

[CORPORATE SEAL]

                                                                      APPENDIX 2

                           RELM WIRELESS CORPORATION



                            AUDIT COMMITTEE CHARTER

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have related financial management experience.

Statement of Policy
-------------------
The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Processes
------------------------------
The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. More specifically, the committee or the committee chairman shall review and approve the Company's quarterly financial statements in advance of releasing financial information to the public or filing with the Securities and Exchange Commission. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

                           RELM WIRELESS CORPORATION
                     THIS PROXY IS SOLICITED ON BEHALF OF
              THE BOARD OF DIRECTORS OF RELM WIRELESS CORPORATION

     The undersigned, a holder of Common Stock of RELM WIRELESS CORPORATION, hereby constitutes and appoints DAVID P. STOREY and WILLIAM P. KELLY, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Stockholders of the Company to be held on Thursday, June 14, 2001 at 10:00 a.m., at the offices of RELM Wireless Corporation, 7100 Technology Drive, West Melbourne, Florida, and any adjournment of postponement thereof, and thereat to vote all shares of RELM's Common Stock which the undersigned would be entitled to vote if personally present, as follows:

                    (Please sign and date on reverse side)

               -------------------------------------------------
                        Annual Meeting of Stockholders
                           RELM WIRELESS CORPORATION

                                 June 14, 2001

                Please Detach and Mail in the Envelope Provided
               -------------------------------------------------


A.   [X] Please mark your vote as in this example.

1.   ELECTION OF DIRECTORS.


VOTE FOR EACH OF THE NOMINEES    WITHHOLD AUTHORITY     NOMINEES FOR ELECTION
      LISTED AT RIGHT             FOR ALL NOMINEES          AS DIRECTORS:

           [_]                           [_]            Donald F.U. Goebert
           [_]                                          David P. Storey
           [_]                                          Buck Scott
           [_]                                          Robert L. MacDonald
           [_]                                          Ralph R. Whitney, Jr.
           [_]                                          James C. Gale
           [_]                                          George N. Benjamin, III

INSTRUCTIONS:

To withhold authority to vote for any individual nominee, write that Nominee's name on the line provided below:

--------------------------------------------------------------------------------

2. Approval of the proposal to amend our Articles of Incorporation to increase the number of authorized shares of our common stock from 10,000,000 shares to 20,000,000 shares.

      [_] FOR                    [_] AGAINST                    [_] ABSTAIN

3. Approval of the proposal to amend our Articles of Incorporation to increase the number of authorized shares of our preferred stock from 20,000 shares to 1,000,000 shares.

      [_] FOR                    [_] AGAINST                    [_] ABSTAIN

4. Ratification of Ernst & Young LLP as independent certified public accountants for the year ending December 31, 2001.

      [_] FOR                    [_] AGAINST                    [_] ABSTAIN

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF
           DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

     The undersigned hereby acknowledges receipt of the notice of annual meeting and proxy statement of RELM Wireless Corporation.

     PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

Signature
          -------------------------------------
Signature                                        Dated:
          -------------------------------------         -----------, 2001.
          IF SHARES HELD JOINTLY

NOTE: Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If the holder is a corporation or partnership, the full corporate or partnership name should be signed by a duly authorized officer.